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                             AIM FLOATING RATE FUND

                        Supplement dated December 7, 2005
                     to the Prospectus dated April 29, 2005,
                          as supplemented July 1, 2005

The Board of Trustees of AIM Floating Rate Fund (the "Trust"), unanimously approved, on December 6, 2005, an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Trust's sole series portfolio, AIM Floating Rate Fund, a closed-end fund (the "Fund"), would transfer all of its assets to AIM Floating Rate Fund, an open-end fund (the "Open-End Fund"), a series portfolio of AIM Counselor Series Trust (the "Conversion"). The sole purpose of the Conversion is to convert the Fund into an open-end registered investment company. The Plan requires the approval by the Fund's shareholders and will be submitted to shareholders at a meeting to be held on or about April 11, 2006. If the Plan is approved by shareholders of the Fund and certain conditions required by the Plan are satisfied, the Conversion is expected to occur shortly thereafter.

Upon closing of the Conversion, shareholders of (i) Class B shares of the Fund that are not subject to an early withdrawal charge ("EWC") will receive Class A shares of the Open-End Fund, (ii) Class B shares of the Fund that are subject to an EWC will receive Class B1 shares of the Open-End Fund, and (iii) Class C shares of the Fund will receive Class C shares of the Open-End Fund.

It is anticipated that the Fund will no longer offer its Class B or Class C shares to new investors beginning on or about April 1, 2006.